Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In  connection  with this  quarterly  report on Form 10-QSB of Southern
Connecticut Bancorp, Inc. ("Bancorp"), I, Joseph V. Ciaburri, acting as a principal executive officer of Bancorp and of Bancorp's wholly-owned subsidiary, The Bank of Southern Connecticut, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (i) The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in such quarterly report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operations of Bancorp as of March 31, 2005.





                                             By:  /S/ JOSEPH V. CIABURRI
                                                 -----------------------
                                             Joseph V. Ciaburri
Date:    May 13, 2005                        Chairman & Chief Executive Officer




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